UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

Jet.AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40725	93-2971741
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

10845 Griffith Peak Dr.

Suite 200

Las Vegas, NV 89135

(Address of principal executive offices)

(Registrant’s telephone number, including area code) (702) 747-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	JTAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 of this Current Report on Form-8-K, at the 2024 Annual Meeting of Stockholders of Jet.AI Inc. (the “Company”) held on September 24, 2024 (the “Annual Meeting”), the stockholders of the Company approved the 2023 Jet.AI Inc. Amended and Restated Omnibus Incentive Plan (the “Amended and Restated Plan”), to establish a fixed number of shares of the Company’s common stock that may be issued under the Amended and Restated Plan at 2,460,000 shares and to eliminate the automatic share replenishment (or “evergreen”) provision. The Board of Directors of the Company (the “Board”) had previously adopted the Amended and Restated Plan, subject to approval by the Company’s stockholders.

The Amended and Restated Plan is described in the Company’s Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission on August 5, 2024, and is attached thereto as Appendix B. The full text of the Amended and Restated Plan is also filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws

As described under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting the stockholders of the Company approved a proposed amendment to the Company’s certificate of incorporation to increase the Company’s authorized shares of common stock to 200 million shares (the “Amendment”).

The Amendment was filed with the Delaware Secretary of State on July 25, 2024, and became effective on that date. The full text of the Amendment is also filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 24, 2024, the Company held the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on eight proposals, each as more fully described in the Proxy Statement. The stockholders entitled to vote at the Annual Meeting cast their votes as described below:

Proposal 1- Election of Directors

The Company’s stockholders approved the proposal to elect two Class I director nominees, Lt. Col. Ran David and Donald Jeffrey Woods, to serve until the Company’s 2027 annual meeting of stockholders, or until such directors’ respective successors are duly elected and qualified, subject to such directors’ earlier death, resignation, or removal.

This proposal was approved and the final voting results for each proposed director were as follows:

Lt. Col. Ran David

Votes For	Votes Against	Abstentions	Broker Non-Votes

13,947,358	486,658	30,848	4,999,187

Donald Jeffrey Woods

Votes For	Votes Against	Abstentions	Broker Non-Votes

13,765,408	669,150	30,306	4,999,187

Proposal 2 – Ratification of Auditors

The Company’s stockholders ratified the Company’s appointment of Hacker Johnson & Smith PA as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.

This proposal was approved and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

18,658,603	770,361	35,087	–

Proposal 3 – Approval of the 2023 Jet.AI Inc. Amended and Restated Omnibus Incentive Plan

The Company’s stockholders approved the Amended and Restated Plan.

This proposal was approved and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

13,749,235	686,937	28,692	4,999,187

Proposal 4 – Approval of the Issuance of Securities to Ionic

The Company’s stockholders approved the proposal for the Company to potentially issue shares of the Company’s common stock underlying the Series B Preferred Stock and the warrant issued by the Company to Ionic Ventures, LLC (“Ionic”) pursuant to certain Securities Purchase Agreement dated as of March 29, 2024, by and between the Company and Ionic that, upon issuance could result in the issuance of shares in an amount in excess of 20% of the Company’s outstanding shares of common stock at a price less than the “Minimum Price” as defined by, and in accordance with, Nasdaq Listing Rule 5635(d).

This proposal was approved and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

13,739,944	695,837	29,083	4,999,187

Proposal 5 – Approval of the Issuance of Securities to Maxim

The Company’s stockholders approved the proposal for the Company to potentially issue shares of the Company’s common stock underlying the Series A Preferred Stock issued to Maxim Group LLC (“Maxim”) pursuant to that certain settlement agreement dated August 10, 2023, by and between the Company and Maxim that, upon issuance could result in the issuance of shares in an amount in excess of 20% of our outstanding shares of common stock at a price less than the “Minimum Price” as defined by, and in accordance with, Nasdaq Listing Rule 5635(d).

This proposal was approved and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

13,811,421	623,907	29,536	4,999,187

Proposal 6 – Approval of an Amendment to Our Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock

As described under Item 5.03 of this Current Report on Form 8-K, the Company’s stockholders approved the Amendment.

This proposal was approved and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

17,697,935	1,737,008	29,108	–

Proposal 7 – Approval of the Reverse Stock Split

The Company’s stockholders approved the proposal to grant the Company’s Board of Directors the discretion to amend the Company’s Certificate of Incorporation to effect a reverse stock split at a ratio not less than one-for-two and not greater than one-for-one thousand, with the exact ratio to be set within that range at the discretion of the Company’s Board of Directors without further approval or authorization of the Company’s stockholders.

This proposal was approved and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

17,949,192	1,336,627	178,232	–

Proposal 8 – Approval of the Adjournment Proposal

The Company’s stockholders approved the proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of any of the proposals.

This proposal was approved and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

17,866,402	1,558,865	38,784	–

The first seven proposals received sufficient votes at the time of the Annual Meeting to approve the adoption of such proposals, so the eighth proposal was of no force or effect.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation
10.1	2023 Jet.AI Inc. Amended and Restated Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JET.AI INC.

	By:	/s/ George Murnane
George Murnane
Interim Chief Financial Officer

September 26, 2024